UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 4, 2007

Golf Trust of America, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-14494	33-0724736
(Commission File Number)	(IRS Employer Identification No.)

10 North Adger’s Wharf, Charleston, SC	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-4653

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

On October 4, 2007, the Board of Directors (the “Board”) of Golf Trust of America, Inc. (the “Company”) set the date of the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) in accordance with the Company’s Fifth Amended and Restated Bylaws, as amended. The Annual Meeting will be held on December 14, 2007 at 9:30 a.m., at the Harbour Club, 35 Prioleau Street, Charleston, South Carolina. The Board has set the close of business on November 6, 2007 as the record date for the Annual Meeting.

A copy of the Company’s press release, dated October 11, 2007, announcing the Annual Meeting is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release of Golf Trust of America, Inc., dated October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

Date: October 11, 2007	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer